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                                                                   EXHIBIT 10.13

                           LOAN AND SECURITY AGREEMENT

                                 by and between

                              SILICON VALLEY BANK
                               3003 Tasman Drive
                             Santa Clara, CA 95054
                              Attn: Loan Services
                                 (408) 406-2429

                                      and

                          COSINE COMMUNICATIONS, INC.
                              1200 Bridge Parkway
                             Redwood City, CA 94065


                        TOTAL CREDIT AMOUNT: $3,000,000


Date:                         September 30, 1999
Repayment Period:             48 months
Treasury Note Maturity:       48 months
Loan Margin:                  607 basis points
Minimum Funding Amount:       $50,000
Maximum Number of Loans:      6 - 1 per month

                 Commitment Termination Date: February 29, 2000

The terms and information set forth on this cover page are a part of the attached Loan and Security Agreement, dated as of the date first written above (this "Agreement"), entered into by and between Silicon Valley Bank ("Bank") and the borrower ("Borrower") set forth above. The terms and conditions of this Agreement agreed to between Bank and Borrower are as follows:


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                               TABLE OF CONTENTS

                                                                            Page

1 ACCOUNTING AND OTHER TERMS.................................................  4

2 LOAN AND TERMS OF PAYMENT..................................................  4
     2.1 Credit Extensions...................................................  4
     2.2 Interest Rate, Payments.............................................  5
     2.3 Fees................................................................  6

3 CONDITIONS OF LOANS........................................................  6
     3.1 Conditions Precedent to Initial Credit Extension....................  6
     3.2 Conditions Precedent to all Credit Extensions.......................  6

4 CREATION OF SECURITY INTEREST..............................................  6
     4.1 Grant of Security Interest..........................................  6

5 REPRESENTATIONS AND WARRANTIES.............................................  6
     5.1 Due Organization and Authorization..................................  7
     5.2 Collateral..........................................................  7
     5.3 Litigation..........................................................  7
     5.4 No Material Adverse Change in Financial Statements..................  7
     5.5 Solvency............................................................  7
     5.6 Regulatory Compliance...............................................  7
     5.7 Subsidiaries........................................................  8
     5.8 Full Disclosure.....................................................  8

6 AFFIRMATIVE COVENANTS......................................................  8
     6.1 Government Compliance...............................................  8
     6.2 Financial Statements, Reports, Certificates.........................  8
     6.3 Taxes...............................................................  8
     6.4 Insurance...........................................................  8
     6.5 Primary Accounts....................................................  9
     6.6 Loss; Destruction; or Damage........................................  9
     6.7 Further Assurances..................................................  9

7 NEGATIVE COVENANTS.........................................................  9
     7.1 Borrower will not do any of the following without the prior written consent of Bank ............................................  9

8 EVENTS OF DEFAULT.......................................................... 10
     8.1  Payment Default.................................................... 10
     8.2  Covenant Default................................................... 10
     8.3  Material Adverse Change............................................ 10
     8.4  Attachment......................................................... 10
     8.5  Insolvency......................................................... 11
     8.6  Other Agreements................................................... 11
     8.7  Judgments.......................................................... 11
     8.8  Misrepresentations................................................. 11

9 BANK'S RIGHTS AND REMEDIES................................................. 11
     9.1  Rights and Remedies................................................ 11
     9.2  Power of Attorney.................................................. 12


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
     9.3  Bank Expenses...................................................... 12
     9.4  Bank's Liability for Collateral.................................... 12
     9.5  Remedies Cumulative................................................ 12
     9.6  Demand Waiver...................................................... 12

10 NOTICES................................................................... 13

11 CHOICE OF LAW, VENUE AND JURY TRIAL WAIVER................................ 13

12 GENERAL PROVISIONS........................................................ 13
     12.1 Successors and Assigns............................................. 13
     12.2 Indemnification.................................................... 13
     12.3 Time of Essence.................................................... 13
     12.4 Severability of Provision.......................................... 13
     12.5 Amendments in Writing, Integration................................. 13
     12.6 Counterparts....................................................... 14
     12.7 Survival........................................................... 14
     12.8 Confidentiality.................................................... 14
     12.9 Attorneys' Fees, Costs and Expenses................................ 14

13 DEFINITIONS............................................................... 14
     13.1 Definitions........................................................ 14
     SILICON VALLEY BANK.....................................................  1


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      This LOAN AND SECURITY AGREEMENT dated September 30, 1999, between SILICON
VALLEY BANK ("Bank"), whose address is 3003 Tasman Drive, Santa Clara,
California 95054 and COSINE COMMUNICATIONS, INC. ("Borrower"), whose address is 1200 Bridge Parkway, Redwood City, California 94065 provides the terms on which Bank will lend to Borrower and Borrower will repay Bank. The parties agree as follows:

1.    ACCOUNTING AND OTHER TERMS

      Accounting terms not defined in this Agreement will be construed following GAAP Calculations and determinations must be made following GAAP. The term "financial statements" includes the notes and schedules. The terms "including" and "includes" always mean "including (or includes) without limitation," in this or any Loan Document. This Agreement shall be construed to impart upon Bank a duty to act reasonably at all times.

2.    LOAN AND TERMS OF PAYMENT

2.1   CREDIT EXTENSIONS

      Borrower will pay Bank the unpaid principal amount of all Credit Extensions and interest on the unpaid principal amount of the Credit Extensions.

2.1.1 EQUIPMENT ADVANCES.

      (a) Subject to the terms and conditions of this Agreement, Bank agrees to lend to Borrower, from time to time prior to the Commitment Termination Date, equipment advances (each an "Equipment Advance" and collectively the "Equipment Advances") in an aggregate amount not to exceed the Committed Equipment Line. When repaid, the Equipment Advances may not be re-borrowed. The proceeds of the Equipment Advances will be used solely to reimburse Borrower for the purchase of Eligible Equipment purchased within 90 days of the Equipment Advance, with the exception of the initial Equipment Advance which will be used for Eligible Equipment purchased on or after March 1, 1999. Each Equipment Advance shall be considered a promissory note evidencing the amounts due hereunder for all purposes. Bank's obligation to lend hereunder shall terminate on the earlier of
(i) the occurrence and continuance of an Event of Default, or (ii) the Commitment Termination Date. For purposes of this Section, the minimum amount of each Equipment Advance is $50,000; provided that Borrower may borrow less than $50,000 if the available amount remaining under the Committed Equipment Line is less than $50,000. The maximum number of Equipment Advances that will be made is 5; and only 1 per month is allowed.

      (b) To obtain an Equipment Advance, Borrower will deliver to Bank a completed supplement in substantially the form attached as Exhibit C ("Loan Supplement"), copies of invoices for the Financed Equipment, together with a UCC Financing Statement covering the Equipment described on the Loan Supplement, and such additional information as Bank may request at least five (5) Business Days before the proposed funding date (the "Funding Date"). On each Funding Date, Bank will specify in the Loan Supplement for each Equipment Advance, the Basic Rate, the Loan Factor, and the Payment Dates. If Borrower satisfies the conditions of each Equipment Advance specified herein, Bank will disburse such Equipment Advance by internal transfer to Borrower's deposit account with Bank. Each Equipment Advance may not exceed 100% of the Original Stated Cost.

      (c) Bank's obligations to lend the undisbursed portion of the Committed Equipment Line will terminate if, in Bank's sole discretion, there has been a material adverse change in the general affairs, management results of operation, condition (financial or otherwise) or the prospects of Borrower, whether or not arising from transactions in the ordinary course of business, or there has been any material adverse deviation by Borrower from the most recent


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business plan of Borrower presented to and accepted by Bank prior to the execution of this Agreement.

2.2   INTEREST RATE, PAYMENTS.

      (a) Principal and interest Payments on Payment Dates. Borrower will repay the Equipment Advances on the terms provided in the Loan Supplement. Borrower will made payments monthly in advance of principal and accrued interest for each Equipment Advance (collectively, "Scheduled Payments"), on the first Business Day of the month following the Funding Date (or commencing on the Funding Date if the Funding Date is the first Business Day of the month) with respect to such Equipment Advance and continuing thereafter during the Repayment period on the first Business Day of each calendar month (each a "Payment Date"), in an amount equal to the Loan Factor multiplied by the Loan Amount for such Equipment Advance, as of such Payment Date. All unpaid principal and accrued interest is due and payable in full on the last Payment Date with respect to such Equipment Advance. Payments received after 12:00 noon Pacific time are considered received at the opening of business on the next Business Day. An Equipment Advance may only be prepaid in accordance with Sections 2.2(e) and 2.2(f).

      (b) Interest Rate. Borrower will pay interest on the Payment Dates (as described above) at the per annum rate of interest equal to the Basic Rate determined by Bank as of the Funding Date for each Equipment Advance in accordance with the definition of the Basic Rate. Any amounts outstanding during the continuance of an Event of Default shall bear interest at a per annum rate equal to the Basic Rate plus five percent (5%) (the "Default Rate"). If any change in the law increases Bank's expenses or decreases its return from the Equipment Advances. Borrower will pay Bank upon request the amount of such increase or decrease.

      (c) Interim Payment. In addition to the Scheduled Payments, on the Funding Date for each Equipment Advance (unless the Equipment Advance is made on the first day of the month) Borrower shall pay to Bank, on behalf of Bank, an amount (the "Interim Payment") equal to interest on the amount of the Equipment Advance at the applicable Basic Rate calculated for the number of days from the Funding Date of the Equipment Advance until the first Payment Date with respect to such Equipment Advance.

      (d) Prepayment Upon an Event of Loss. If any Financed Equipment is subject to an Event of Loss and Borrower is required to or elects to prepay the Equipment Advance with respect to such Financed Equipment pursuant to Section 6.6, then such Equipment Advance shall be prepaid to the extent and in the manner provided in such section.

      (e) Mandatory Prepayment Upon an Acceleration. If the Equipment Advances are accelerated following the occurrence of an Event of Default or otherwise (other than following an Event of Loss), then Borrower will immediately pay to Bank (i) all unpaid Scheduled Payments due prior to the date of such prepayment, together with all remaining Scheduled Payments with respect to each Equipment Advance, (ii) all additional interest due as a result of the Default Rate of interest, to the date of the prepayment, (iii) all other sums, if any, that shall have become due and payable with respect to any Equipment Advance.

      (f) Permitted Prepayment of Loans. With Bank's prior written consent, Borrower shall have the option to prepay all, but not less than all, of the Equipment Advances advanced by Bank under this Agreement, provided Borrower (i) provides written notice to Bank of its election to prepay the Equipment Advances at least 5 days prior to such prepayment, and (ii) pays, on the date of the prepayment (A) all unpaid Scheduled Payments due prior to the date of such prepayment; (B) all remaining Schedule Payments that would otherwise be due after such prepayment date, each discounted to present value at 5%; (C) all other sums, if any, that shall have become due and payable hereunder with respect to any Equipment Advance.


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2.2.1  REQUEST TO DEBIT.

       Bank may debit any of Borrower's deposit accounts including Account Number _______________ for principal and interest payments or any amounts Borrower owes Bank when due. Bank will notify Borrower when it debits Borrower's accounts. These debits are not a set-off.

2.3    FEES.

       Borrower will pay:

       (a) Bank Expenses. All Bank Expenses (including reasonable attorneys' fees and reasonable expenses) incurred through and after the date of this Agreement, are payable when due.

3      CONDITIONS OF LOANS

3.1    CONDITIONS PRECEDENT TO INITIAL CREDIT EXTENSION.

       Bank's obligation to make the initial Credit Extension is subject to the condition precedent that it receive the agreements, documents and fees it requires.

3.2    CONDITIONS PRECEDENT TO ALL CREDIT EXTENSIONS.

        Bank's obligations to make each Credit Extension, including the Initial Credit Extension, is subject to the following:

       (a) timely receipt of any Payment/Advance Form; and

       (b) the representations and warranties in Section 5 must be materially true on the date of the Payment/Advance Form and on the effective date of each Credit Extension and no Event of Default may have occurred and be continuing, or result from the Credit Extension. Each Credit Extension is Borrower's representation and warranty on that date that the representations and warranties of Section 5 remain true in all material respects, except for such representations and warranties made as of a specified earlier date shall be true as of such earlier date.

4      CREATION OF SECURITY INTEREST

4.1    GRANT OF SECURITY INTEREST.

       Borrower grants Bank a continuing security interest in all presently existing and later acquired Collateral to secure all Obligations and performance of each of Borrower's duties under the Loan Documents. Any security interest will be a first priority security interest in the Collateral. Bank may place a "hold" on any deposit account pledged as Collateral. If this Agreement is terminated, Bank's lien and security interest in the Collateral will continue until Borrower fully satisfies its Obligations.

5      REPRESENTATIONS AND WARRANTIES

       Borrower represents and warrants as follows:

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5.1  DUE ORGANIZATION AND AUTHORIZATION.

     Borrower and each Subsidiary is duly existing and in good standing in its state of formation and qualified and licensed to do business in, and in good standing in, any state in which the conduct of its business or its ownership of property requires that it be qualified, except where the failure to do so could not reasonably be expected to cause a Material Adverse Change.

     The execution, delivery and performance of the Loan Documents have been duly authorized, and do not conflict with Borrower's formation documents, nor constitute an event of default under any material agreement by which Borrower is bound. Borrower is not in default under any agreement to which or by which it is bound in which the default could cause or reasonably be expected to cause a Material Adverse Change.

5.2  COLLATERAL.

     Borrower has good title to the Collateral, free of Liens.

5.3  LITIGATION.

     Except as shown in the Schedule, there are no actions or proceedings pending or, to the knowledge of Borrower's Responsible Officers and legal counsel, threatened by or against Borrower or any Subsidiary in which a likely adverse decision could reasonably be expected to cause a Material Adverse Change.

5.4  NO MATERIAL ADVERSE CHANGE IN FINANCIAL STATEMENTS.

     All consolidated financial statements for Borrower, and any Subsidiary, delivered to Bank fairly present in all material respects Borrower's consolidated financial condition and Borrower's consolidated results of operations. There has not been any material deterioration in Borrower's consolidated financial condition since the date of the most recent financial statements submitted to Bank.

5.5  SOLVENCY.

     Borrower is able to pay its debts (including trade debts) as they mature.

5.6  REGULATORY COMPLIANCE.

     Borrower is not an "investment company" or a company "controlled" by an "investment company" under the Investment Company Act. Borrower is not engaged as one of its important activities in extending credit for margin stock (under Regulations T and U of the Federal Reserve Board of Governors). Borrower has complied in all material respects with the Federal Fair Labor Standards Act. Borrower has not violated any laws, ordinances or rules, the violation of which could reasonably be expected to cause a Material Adverse Change. None of Borrower's or any Subsidiary's properties or assets has been used by Borrower or any Subsidiary or, to the best of Borrower's knowledge, by previous Persons, in disposing, producing, storing, treating, or transporting any hazardous substance other than legally. Borrower and each Subsidiary has timely filed all required tax returns and paid, or made adequate provision to pay, all material taxes, except those being contested in good faith with adequate reserves under GAAP. Borrower and each Subsidiary has obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all government authorities that are necessary to continue its business as currently conducted, except where the failure to do so could not reasonably be expected to cause a Material Adverse Change.

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5.7     SUBSIDIARIES.

        Borrower does not own any stock, partnership interest or other equity securities.

5.8     FULL DISCLOSURE.

        No written representation, warranty or other statement of Borrower in any certificate or written statement given to Bank (taken together with all such written certificates and written statements to Bank) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained in the certificates or statements not misleading. If being recognized by Bank that the projections and forecasts provided by Borrower in good faith and based upon reasonable assumptions are not viewed as facts and that actual results during the period or periods covered by such projections and forecasts may differ from the projected and forecasted results.

6       AFFIRMATIVE COVENANTS

        Borrower will do all of the following:

6.1     GOVERNMENT COMPLIANCE.

        Borrower will maintain its and all Subsidiaries' legal existence and good standing in its jurisdiction of formation and maintain qualification in each jurisdiction in which the failure to so qualify would reasonably be expected to cause a material adverse effect on Borrower's business or operations. Borrower will comply, and have each Subsidiary comply, with all laws, ordinances and regulations to which it is subject, noncompliance with which could reasonably be expected to have a material adverse effect on Borrower's business or operations or would reasonably be expected to cause a Material Adverse Change.

6.2     FINANCIAL STATEMENTS, REPORTS, CERTIFICATES.

        (a) Borrower will deliver to Bank: (i) as soon as available, but no later than 30 days after the last day of each month, a company prepared consolidated balance sheet and income statement covering Borrower's consolidated operations during the period, in a form and certified by a Responsible Officer acceptable to Bank; (ii) as soon as available, but no later than 120 days after the last day of Borrower's fiscal year, audited consolidated financial statements prepared under GAAP, consistently applied, together with an opinion which is unqualified or otherwise consented to by Bank on the financial statements from an independent certified public accounting firm reasonably acceptable to Bank; (iii) a prompt report of any legal actions pending or threatened against Borrower or any Subsidiary that could result in damages or costs to Borrower or any Subsidiary of $100,000 or more; and (iv) budgets, sales projections, operating plans or other financial information Bank reasonably requests.

        (b) Bank has the right to audit Borrower's Collateral at Borrower's expense, if an Event of Default has occurred and is continuing.

6.3     TAXES.

        Borrower will make, and cause each Subsidiary to make, timely payment of all material federal, state, and local taxes or assessments and will deliver to Bank, on demand, appropriate certificates attesting to the payment.

6.4     INSURANCE.

        Borrower will keep its business and the Collateral insured for risks and in amounts, as Bank requests. Insurance policies will be in a form, with companies, and in amounts that are


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reasonably satisfactory to Bank. All property policies with respect to the
Collateral will have a lender's loss payable endorsement showing Bank as an additional loss payee and all liability policies will show the Bank as an additional insured and all policies will provide that the insurer must give Bank at least 20 days notice before cancelling its policy. At Bank's request, Borrower will deliver certified copies of policies and evidence of all premium payments. Subject to Section 6.6(a) below, so long as no Event of Default has occurred and is continuing, proceeds payable under any casualty policy will, at Borrower's option, be payable to Borrower to replace the property subject to the claim, provided that any such replacement property shall be deemed Collateral in which Bank has been granted a first priority security interest. If an Event of Default has occurred and is continuing, then, at Bank's option, proceeds payable under any policy will be payable to Bank on account of the Obligations.

6.5  PRIMARY ACCOUNTS.

     Borrower will maintain its primary operating accounts with Bank.

6.6  LOSS; DESTRUCTION; OR DAMAGE.

     Borrower will bear the risk of the Financed Equipment being lost, stolen, destroyed, or damaged. If during the term of this Agreement any item of Financed Equipment is lost, stolen, destroyed, damaged beyond repair, rendered permanently unfit for use, or seized by a governmental authority for any reason for a period equal to at least the remainder of the term of this Agreement (an "Event of Loss"), then in each case, Borrower:

     (a) prior to the occurrence of an Event of Default, at Borrower's option, will (i) pay to Bank on account of the Obligations (with respect to the Financed Equipment subject to the Event of Loss) all accrued unpaid interest to the date of the prepayment, plus all outstanding principal, or (ii) repair or replace any Financed Equipment subject to an Event of Loss provided the repaired or replaced Financed Equipment is of equal or like value to the Financed Equipment subject to an Event of Loss and provided further that Bank has a first priority perfected security interest in such repaired or replaced Financed Equipment.

     (b) during the continuance of an Event of Default, on or before the Payment Date after such Event of Loss for each such item of Financed Equipment subject to such Event of Loss, Borrower will, at Bank's option, pay to Bank an amount equal to the sum of (i) all accrued and unpaid Scheduled Payments (with respect to such Equipment Advance related to the Event of Loss) due prior to the next such Payment Date, (ii) all Regularly Scheduled Payments (including principal and interest), (iii) all other sums, if any, that shall have become due and payable, including interest at the Default Rate with respect to any past due amounts.

     (c) On the date of receipt by Bank of the amount specified above with respect to each such item of Financed Equipment subject to an Event of Loss, this Agreement shall terminate as to such Financed Equipment. If any proceeds of insurance or awards received from governmental authorities are in excess of the amount owed under this Section, Bank shall promptly remit to Borrower the amount in excess of the amount owed to Bank.

6.7  FURTHER ASSURANCES.

     Borrower will execute any further instruments and take further action as Bank reasonably requests to perfect or continue Bank's security interest in the Collateral or to effect the purposes of this Agreement.

7    NEGATIVE COVENANTS

7.1 Borrower will not do any of the following without the prior written consent of Bank:

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     Change its name or the chief executive office or principal place of business, move or dispose of any interest in the Collateral, permit any lien or security interest to attach to the Collateral, or enter into any transaction outside the ordinary course of Borrower's business.

     Become an "investment company" or a company controlled by an "investment company," under the Investment Company Act of 1940 or undertake as one of its important activities extending credit to purchase or carry margin stock, or use the proceeds of any Credit Extension for that purpose; fail to meet the minimum funding requirements of ERISA, permit a Reportable Event or Prohibited Transaction, as defined in ERISA, to occur; fail to comply with the Federal Fair Labor Standards Act or violate any other law or regulation, if the violation could have a material adverse effect on Borrower's business or operations or cause a Material Adverse Change, or permit any of its Subsidiaries to do so.

     Create, incur, assume, or be liable for any Indebtedness, or permit any Subsidiary to do so, other then Permitted Indebtedness.

     Create, incur, or allow any Lien on any of its property, or assign or convey any right to receive income, including the sale of any Accounts, or permit any of its Subsidiaries to do so, except for Permitted Liens, or permit any Collateral not to be subject to the first priority security interest granted here.

8    EVENTS OF DEFAULT

     Any one of the following is an Event of Default:

8.1  PAYMENT DEFAULT.

     If Borrower fails to pay any of the Obligations within 3 days after their due date. During the additional period the failure to cure the default is not an Event of Default (but no Credit Extension will be made during the cure period);

8.2  COVENANT DEFAULT.

     If Borrower violates any covenant in Section 7 or does not perform or observe any other material term, condition or covenant in this Agreement, any Loan Documents, or in any agreement between Borrower and Bank and as to any default under a term, condition or covenant that can be cured, has not cured the default within 10 days after if occurs, or if the default cannot be cured within 10 days or cannot be cured after Borrower's attempts within 10 day period, and the default may be cured within a reasonable time, then Borrower has an additional period (of not more than 30 days) to attempt to cure the default. During the additional time, the failure to cure the default is not an Event of Default (but no Credit Extensions will be made during the cure period);

8.3  MATERIAL ADVERSE CHANGE.

     If there (i) occurs a material impairment in the perfection or priority of the Bank's security interest in the Collateral or in the value of such Collateral which is not covered by adequate insurance or (ii) is a material adverse change in the business, operations or condition (financial or otherwise) of Borrower (a "Material Adverse Change").

8.4  ATTACHMENT.

     (i) Any material portion of Borrower's assets is attached, seized, levied on, or comes into possession of a trustee or receiver and the attachment, seizure or levy is not removed in 10 days;



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(ii) Borrower is enjoined, restrained, or prevented by court order from conducting a material part of its business; (iii) a judgment or other claim becomes a Lien on a material portion of Borrower's assets; or (iv) a notice of lien, levy, or assessment if filed against any of Borrower's assets by any government agency and not paid within 10 days after Borrower receives notice. These are not Events of Default if stayed or if a bond is posted pending contest by Borrower (but no Credit Extensions will be made during the cure period);

8.5  INSOLVENCY.

     (i) Borrower becomes insolvent: (ii) Borrower begins an insolvency Proceeding; or (iii) an Insolvency Proceeding is begun against Borrower and not dismissed or stayed within 45 days (but no Credit Extensions will be made before any Insolvency Proceeding is dismissed);

8.6  OTHER AGREEMENTS.

     If there is a default in any agreement between Borrower and a third party that gives the third party the right to accelerate any indebtedness exceeding $250,000 or that could reasonably be expected to cause a Material Adverse Change;

8.7  JUDGMENTS.

     If a money judgment(s) in the aggregate of at least $250,000 is rendered against Borrower and is unsatisfied and unstayed for 30 days and is not covered by insurance (but no Credit Extensions will be made before the judgment is stayed or satisfied); or

8.8  MISREPRESENTATIONS.

     If Borrower or any Person acting for Borrower makes any material misrepresentation or material misstatement now or later in any warranty or representation in this Agreement or in any communication delivered to Bank or to induce Bank to enter this Agreement or any Loan Document.

9    BANK'S RIGHTS AND REMEDIES

9.1  RIGHTS AND REMEDIES.

     When an Event of Default occurs and continues Bank may, without notice or demand, do any or all of the following:

     (a) Declare all Obligations immediately due and payable (but if an Event of Default described in Section 8.5 occurs all Obligations are immediately due and payable without nay action by Bank);

     (b) Stop advancing money or extending credit for Borrower's benefit under this Agreement or under any other agreement between Borrower and Bank;

     (c) Settle or adjust disputes and claims directly with account debtors for amounts, on terms and in any order that Bank considers advisable;

     (d) Make any payments and do any acts it considers necessary or reasonable to protect its security interest in the Collateral. Borrower will assemble the Collateral if Bank requires and make it available as Bank designates. Bank may enter premises where the Collateral is located, take and maintain possession of any part of the Collateral, and pay, purchase, contest, or compromise any Lien which appears to be prior or superior to its security interest and pay all expenses incurred. Borrower grants Bank a license to enter and occupy any of its premises, without charge, to exercise any of Bank's rights or remedies;


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
     (e) Apply to the Obligations any (i) balances and deposits of Borrower it holds, or (ii) any amount held by Bank owing to or for the credit or the account of Borrower;

     (f) Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell the Collateral; and

     (g) Dispose of the Collateral according to the Code.

9.2  POWER OF ATTORNEY.

     Effective only when an Event of Default occurs and continues, Borrower irrevocably appoints Bank as its lawful attorney to: (i) endorse Borrower's name on any checks or other forms of payment or security; (ii) make, settle, and adjust all claims under Borrower's insurance policies; and (iii) transfer the Collateral into the name of Bank or a third party as the Code permits.
Bank may exercise the power of attorney to sign Borrower's name on any documents necessary to perfect or continue the perfection of any security interest regardless of whether an Event of Default has occurred. Bank's appointment as Borrower's attorney in fact, and all of Bank's rights and powers, coupled with an interest, are irrevocable until all Obligations have been fully repaid and performed and Bank's obligation to provide Credit Extensions terminates.

9.3  BANK EXPENSES.

     If Borrower fails to pay any amount or furnish any required proof of payment to third persons, Bank may make all or part of the payment or obtain insurance policies required in Section 6.5, and take any action under the policies Bank deems prudent. Any amounts paid by Bank are Bank Expenses and immediately due and payable within 10 days, bearing interest at the then applicable rate and secured by the Collateral. No payments by Bank are deemed an agreement to make similar payments in the future or Bank's waiver of any Event of Default.

9.4  BANK'S LIABILITY FOR COLLATERAL.

     If Bank complies with reasonable banking practices and Section 9-207 of the Code, it is not liable for: (a) the safekeeping of the Collateral; (b) any loss or damage to the Collateral; (c) any diminution in the value of the Collateral; or (d) any act or default of any carrier, warehouseman, bailee, or other person. Borrower bears all risk of loss, damage or destruction of the Collateral.

9.5  REMEDIES CUMULATIVE.

     Bank's rights and remedies under this Agreement, the Loan Documents, and all other agreements are cumulative. Bank has all rights and remedies provided under the Code, by law, or in equity. Bank's exercise of one right or remedy is not an election, and Bank's waiver of any Event of Default is not a continuing waiver. Bank's delay is not a waiver, election, or acquiescence. No waiver is effective unless signed by Bank and then is only effective for the specific instance and purpose for which it was given.

9.6  DEMAND WAIVER.

     Borrower waives demand, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees held by Bank on which Borrower is liable.

10   NOTICES

          All notices or demands by any party about this Agreement or any other related agreement must be in writing and be personally delivered or sent by an overnight delivery service, by certified mail, postage prepaid, return receipt requested, or by telefacsimile to the addresses set forth at the beginning of this Agreement. A party may change its notice address by giving the other party written notice.

11   CHOICE OF LAW, VENUE AND JURY TRIAL WAIVER

     California law governs the Loan Documents without regard to principles of conflicts of law. Borrower and Bank each submit to the exclusive jurisdiction of the State and Federal courts in Santa Clara County, California.

BORROWER AND BANK EACH WAIVE THEIR RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR BOTH PARTIES TO ENTER INTO THIS AGREEMENT. EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.

12   GENERAL PROVISIONS

12.1 SUCCESSORS AND ASSIGNS.

     This Agreement binds and is for the benefit of the successors and permitted assigns of each party. Borrower may not assign this Agreement or any rights under it without Bank's prior written consent which may be granted or withheld in Bank's discretion. Bank has the right, without consent of or notice to Borrower, to sell, transfer, negotiate, or grant participation in all or any part of, or any interest in, Bank's obligations, rights and benefits under this Agreement.

12.2 INDEMNIFICATION.

     Borrower will indemnify, defend and hold harmless Bank and its officers, employees, and agents against: (a) all obligations, demands, claims, and liabilities asserted by any other party in connection with the transactions contemplated by the Loan Documents; and (b) all losses or Bank Expenses incurred, or paid by Bank form, following, or consequential to transactions between Bank and Borrower (including reasonable attorneys fees and expenses), except for losses cause by Bank's gross negligence or willful misconduct.

12.3 TIME OF ESSENCE.

     Time is of the essence for the performance of all obligations in this Agreement.

12.4 SEVERABILITY OF PROVISION.

     Each provision of this Agreement is severable from every other provision in determining the enforceability of any provision.

12.5 AMENDMENT IN WRITING, INTEGRATION.

     All amendments to this Agreement must be in writing and signed by Borrower and Bank. This Agreement represents the entire agreement about this subject matter, and supersedes prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Agreement merge into this Agreement and the Loan Documents.

12.6      COUNTERPARTS.

          This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, are an original, and all taken together, constitute one Agreement.

12.7      SURVIVAL.

          All covenants, representations and warranties made in this Agreement continue in full force while any Obligations remain outstanding. The obligations of Borrower in Section 12.2 to indemnify Bank will survive until all statutes of limitations for actions that may be brought against Bank have run.

12.8      CONFIDENTIALITY.

          In handling any confidential information, Bank will exercise the same degree of care that it exercises for its own proprietary information, but disclosure of information may be made: (i) to Bank's subsidiaries or affiliates in connection with their present or prospective business relations with Borrower; (ii) to prospective transferees or purchasers of any interest in the Loans; (iii) as required by law, regulation, subpoena, or other order, (iv) as required in connection with Bank's examination or audit; and (v) as Bank considers appropriate in exercising remedies under this Agreement. Confidential information does not include information that either: (a) is in the public domain or in Bank's possession when disclosed to Bank, or becomes part of the public domain after disclosure to Bank; or (b) is disclosed to Bank by a third party, if Bank does not know that the third party is prohibited from disclosing the information.

12.9      ATTORNEYS' FEES, COSTS AND EXPENSES.

          In any action or proceeding between Borrower and Bank arising out of the Loan Documents, the prevailing party will be entitled to recover its reasonable attorneys' fees and other reasonable costs and expenses incurred, in addition to any other relief to which it may be entitled.

13        DEFINITIONS

13.1      DEFINITIONS.

          In this Agreement:

          "AFFILIATE" of a Person is a Person that owns or controls directly or indirectly the Person, any Person that controls or is controlled by or is under common control with the Person, and each of that Person's senior executive officers, directors, partners and, for any Person that is a limited liability company, that Person's managers and members.

          "BANK EXPENSES" are all audit fees and expenses and reasonable costs and expenses (including reasonable attorneys' fees and expenses) for preparing, negotiating, administering, defending and enforcing the Loan Documents (including appeals or Insolvency Proceedings).

          "BASIC RATE" is, as of the Funding Date, the per annum rate of interest (based on a year of 360 days) equal to the sum of (a) the U.S. Treasury note yield to maturity for a term equal to the Treasury Note Maturity as quoted in The Wall Street Journal on the day the Loan Supplement is prepared, plus (b) the Loan Margin.

          "BORROWER'S BOOKS" are all Borrower's books and records including ledgers, records regarding Borrower's assets or liabilities, the Collateral, business operations or financial condition and all computer programs or discs or any equipment containing the information.

       "BUSINESS DAY" is any day that is not a Saturday, Sunday or a day on which the Bank is closed.

       "CLOSING DATE" is the date of this Agreement.

       "CODE" is the California Uniform Commercial Code.

       "COLLATERAL" is the property described on Exhibit A.

       "COMMITMENT TERMINATION DATE" is February 29, 2000.

       "COMMITTED EQUIPMENT LINE" is a Credit Extension of up to $3,000,000.

       "CONTINGENT OBLIGATION" is, for any Person, any direct or indirect liability, contingent or not, of that Person for (i) any indebtedness, lease, dividend, letter of credit or other obligation of another such as an obligation directly or indirectly guaranteed, endorsed, co-made, discounted or sold with recourse by that Person, or for which that Person is directly or indirectly liable; (ii) any obligations for undrawn letters of credit for the account of that Person; and (iii) all obligations from any interest rate, currency or commodity swap agreement, interest rate cap or collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; but "Contingent Obligation" does not include endorsements in the ordinary course of business. The amount of a Contingent Obligation is the stated or determined amount of the primary obligation for which the Contingent Obligation is made or, if not determinable, the maximum reasonably anticipated liability for it determined by the Person in good faith; but the amount may not exceed the maximum of the obligations under the guarantee or other support arrangement.

       "CREDIT EXTENSION" is each Equipment Advance or any other extension of credit by Bank for Borrower's benefit.

       "ELIGIBLE EQUIPMENT" is general purpose computer equipment, office equipment, test and laboratory equipment, furnishings, and, subject to the limitations set forth below, Other Equipment that complies with all of Borrower's representations and warranties to Bank and which is acceptable to Bank in all respects. All Equipment financed with the proceeds of Equipment Advances shall be new, provided that Bank, in its sole discretion, may finance used equipment.

       "EQUIPMENT" is all present and future machinery, equipment, tenant improvements, furniture, fixtures, vehicles, tools, parts and attachments in which Borrower has any interest.

       "EQUIPMENT ADVANCE" is defined in Section 2.1.1.

       "ERISA" is the Employment Retirement Income Security Act of 1974, and its regulations.

       "FINANCED EQUIPMENT" is defined in the Loan Supplement.

       "FUNDING DATE" is any date on which an Equipment Advance is made to or on account of Borrower.

       "GAAP" is generally accepted accounting principles.

       "INDEBTEDNESS" is (a) indebtedness for borrowed money or the deferred price of property or services (excluding accounts payable to trade creditors for goods or services which are not aged more than 180 days, unless contested in good faith and by appropriate proceedings), such as reimbursement and other obligations for surety bonds and letters of credit, (b) obligations evidenced by notes, bonds, debentures or similar instruments, (c) capital lease obligations and (d) Contingent Obligations.

        "INSOLVENCY PROCEEDING" are proceedings by or against any Person under the United State Bankruptcy Code, or any other bankruptcy or insolvency law, including assignments for the benefit of creditors, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief.

        "INVESTMENT" is any beneficial ownership of (including stock, partnership interest or other securities) any Person, or any loan, advance or capital contribution to any Person.

        "LIEN" is a mortgage, lien, deed of trust, charge, pledge, security interest or other encumbrance.

        "LOAN AMOUNT" is the aggregate amount of the Equipment Advance.

        "LOAN DOCUMENTS" are, collectively, this Agreement, any note, or notes or guaranties executed by Borrower or guarantor, and any other present or future agreement between Borrower and/or for the benefit of Bank in connection with this Agreement, all as amended, extended or restated.

        "LOAN FACTOR" is the percentage which results from amortizing the Equipment Advance over the Repayment Period, using the Basic Rate as the interest rate.

        "LOAN MARGIN" is 607 basis points.

        "LOAN SUPPLEMENT" is attached as Exhibit C.

        "MATERIAL ADVERSE CHANGE" is defined in Section 8.3.

        "MATURITY DATE" is, with respect to each Equipment Advance, the last day of the Repayment Period for such Equipment Advance, or if earlier, the date of acceleration of such Equipment Advance by Bank following an Event of Default.

        "OBLIGATIONS" are debts, principal, interest, Bank Expenses and other amounts Borrower owes Bank now or later, including cash management services, letters of credit and foreign exchange contracts, if any and including interest accruing after Insolvency Proceedings begin and debts, liabilities, or obligations of Borrower assigned to Bank.

        "ORIGINAL STATED COST" is (I), the original cost to the Borrower of the item of new Equipment net of any and all freight, installation, tax or (II) the fair market value assigned to such item of used Equipment by mutual agreement of Borrower and Bank at the time of making of the Equipment Advance.

        "OTHER EQUIPMENT" is leasehold improvements, intangible property such as computer software and software licenses, equipment specifically designed or manufactured for Borrower, other intangible property, limited use property and other similar property, and other soft costs. Unless otherwise agreed to by
Bank: not more than 25% of the Equipment financed with the proceeds of each Equipment Advance shall consist of Other Equipment.

        "PERMITTED LIENS" are:

        (a) Liens existing on the Closing Date and shown on the Schedule or arising under this Agreement or other Loan Documents;

     (b) Liens for taxes, fees, assessments or other government charges or levies, either not delinquent or being contested in good faith and for which Borrower maintains adequate reserves on its Books, if they have no priority over any of Bank's security interests;

     (c) Purchase money Liens (i) on Equipment acquired or held by Borrower or its Subsidiaries incurred for financing the acquisition of the Equipment, or
(ii) existing on equipment when acquired. If the Lien is confined to the property and improvements and the proceeds of the equipment;

     (d) Leases or subleases and licenses or sublicenses granted in the ordinary course of Borrower's business, if the leases, subleases, licenses and sublicenses permit granting Bank a security interest;

     (e) Liens incurred in the extension, renewal or refinancing of the indebtedness secured by Liens described in (a) through (c), but any extension, renewal or replacement Lien must be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness may not increase;

     (f) Liens arising from judgments, decrees or attachments in circumstances not constituting an Event of Default under Section 8.4 or 8.7;

     (g) Liens in favor of other financial institutions arising in connection with Borrower's deposit accounts held at such institutions; and

     (h) Other Liens not described above arising in the ordinary course of business and not having or not reasonably likely to have a material adverse effect on Borrower and its Subsidiaries taken as a whole.

     "PERSON" is any individual, sole proprietorship, partnership, limited liability company, joint venture, company association, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or government agency.

     "REPAYMENT PERIOD," as to the Equipment Advances, is 48 months.

     "RESPONSIBLE OFFICER" is each of the Chief Executive Officer, the President, the Chief Financial Officer and the Controller of Borrower.

     "SCHEDULE" is any attached schedule of exceptions.

     "SUBORDINATED DEBT" is debt incurred by Borrower subordinated to Borrower's debt to Bank (and identified as subordinated by Borrower and Bank).

     "SUBSIDIARY" is for any Person, or any other business entity of which more than 50% of the voting stock or other equity interests is owned or controlled, directly or indirectly, by the Person or one or more Affiliates of the Person.

     "TREASURY NOTE MATURITY" is 48 months.

BORROWER:

COSINE COMMUNICATIONS, INC.

By: /s/ CURTIS DUDNICK
    ------------------------------------

Title: CFO
       ---------------------------------

BANK:

SILICON VALLEY BANK

By: /s/ TIMOTHY M. WALSH
    ------------------------------------

Title: VP
       ---------------------------------

                                                                       EXHIBIT A

     The Collateral consists of all of Borrower's right, title and interest in and to the following:

Each item of equipment, or personal property financed with a "Equipment Advance" pursuant to that certain Loan and Security Agreement, dated as of September 30, 1999 (the "Loan Agreement") by and between Debtor and Secured Party, including, without limitation, the property described in Annex A hereto, whether now owned or hereafter acquired, together with all substitutions, renewals or replacements of and additions, improvements, and accessions to any and all of the foregoing, and all proceeds from sales, renewals, releases or other dispositions thereof.

                                   EXHIBIT B

                  LOAN PAYMENT/ADVANCE TELEPHONE REQUEST FORM

             DEADLINE FOR SAME DAY PROCESSING IS 3:00 P.M., P.S.T.


TO: CENTRAL CLIENT SERVICE DIVISION             DATE:
                                                     --------------------------
FAX#: (408) 496-2426                            TIME:
                                                     --------------------------

FROM: COSINE COMMUNICATIONS, INC.
     --------------------------------------------------------------------------
                             CLIENT NAME (BORROWER)

REQUESTED BY:
             ------------------------------------------------------------------
                            AUTHORIZED SIGNER'S NAME

AUTHORIZED SIGNATURE:
                     ----------------------------------------------------------

PHONE NUMBER:
             ------------------------------------------------------------------

FROM ACCOUNT #                       TO ACCOUNT #
              ---------------------              ------------------------------

REQUESTED TRANSACTION TYPE              REQUESTED DOLLAR AMOUNT

PRINCIPAL INCREASE (ADVANCE)            $
                                         --------------------------------------
PRINCIPAL PAYMENT (ONLY)                $
                                         --------------------------------------
INTEREST PAYMENT (ONLY)                 $
                                         --------------------------------------
PRINCIPAL AND INTEREST (PAYMENT)        $
                                         --------------------------------------

OTHER INSTRUCTIONS:
                   ------------------------------------------------------------

-------------------------------------------------------------------------------

All Borrower's representations and warranties in the Loan and Security Agreement are true, correct and complete in all material respects on the date of the telephone request for and Advance confirmed by this Borrowing Certificate; but those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of that date.

-------------------------------------------------------------------------------
                                 BANK USE ONLY

TELEPHONE REQUEST:

The following person is authorized to request the loan payment transfer/loan advance on the advance designated account and is known to me.


-------------------------------                 --------------------------------
     Authorized Requester                                    Phone #


-------------------------------                 --------------------------------
     Received By (Bank)                                      Phone #


                        -------------------------------
                          Authorized Signature (Bank)

                                   EXHIBIT C

                       FORM OF LOAN AGREEMENT SUPPLEMENT

                        LOAN AGREEMENT SUPPLEMENT NO. []

LOAN AGREEMENT SUPPLEMENT [], dated ____________, 19__ ("Supplement"), to the Loan and Security Agreement dated as of September 30, 1999 (the "Loan Agreement) by and between the undersigned ("Borrower"), and Silicon Valley Bank ("Bank").

Capitalized terms used herein but not otherwise defined herein are used with the respective meanings given to such terms in the Loan Agreement.

To secure the prompt payment by Borrower of all amounts from time to time outstanding under the Loan Agreement, and the performance by Borrower of all the terms contained in the Loan Agreement, Borrower grants Bank, a first priority security interest in each item of equipment and other property described in Annex A hereto, which equipment and other property shall be deemed to be additional Financed Equipment and Collateral. The Loan Agreement is hereby incorporated by reference herein and is hereby ratified, approved and confirmed.

Annex A (Equipment Schedule) and Annex B (Loan Terms Schedule) are attached hereto.

The proceeds of the Loan should be transferred to Borrower's account with Bank set forth below:

          Bank Name:     Silicon Valley Bank

          Account No.:   ___________________

Borrower hereby certifies that (a) the foregoing information is true and correct and authorizes Bank to endorse in its respective books and records, the Basic Rate applicable to the Funding Date of the Loan contemplated in this Loan Agreement Supplement and the principal amount set forth in the Loan Terms Schedule; (b) the representations and warranties made by Borrower in the Loan Agreement are true and correct on the date hereof and will be true and correct on such Funding Date in all material respects, except that any representation and warranty made as a specified earlier date shall be true and correct as of such earlier date. No Event of Default has occurred and is continuing under the Loan Agreement. This Supplement may be executed by Borrower and Bank in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

This Supplement is delivered as of this day and year first above written.

SILICON VALLEY BANK                     COSINE COMMUNICATIONS, INC.

By: _________________________________   By: ____________________________________

    Name: ___________________________   Name: __________________________________

    Title: __________________________   Title: _________________________________

Annex A - Description of Financed Equipment

Annex B - Loan Terms Schedule

                              Annex A to Exhibit C

The Financed Equipment being financed with the Equipment Advance which this Loan Agreement Supplement is being executed is listed below. Upon the funding of such Equipment Advance, this schedule automatically shall be deemed to be a part of the Collateral.

                              Annex B to Exhibit C

                        LOAN TERMS SCHEDULE # _________

Loan Funding Date: ________, 199___

Original Loan Amount: $ ___________

Basic Rate: _________%

Loan Factor: _________%

Scheduled Payment Dates and Amounts*:

     One (1) payment of $__________ due _________________
     _______ payment of $__________ due monthly in advance from _______ through _______.
     One (1) payment of $__________ due _________________

Maturity Date: ______________

Payment No.                        Payment Date
 1
 2
 3
 4
 ...


 47
[48]
 ...

*/ The amount of each Scheduled Payment will change as the Loan Amount changes.

                              SILICON VALLEY BANK

                       PRO FORMA INVOICE FOR LOAN CHARGES

BORROWER:               COSINE COMMUNICATIONS, INC.

LOAN OFFICER:           TIM WALSH

DATE:                   SEPTEMBER 30, 1999

                        Credit Report                   35.00
                        UCC Search Fee                  75.00
                        UCC Filing Fee                 100.00
                        Documentation Fee            1,500.00

                        TOTAL FEE DUE               $1,710.00
                                                    =========

Please indicate the method of payment:

        ( ) A check for the total amount if attached.

        ( ) Debit DDA # ______________ for the total amount.

        ( ) Loan proceeds.

Borrower:

By: /s/ CURTIS DUDNICK
   --------------------------------
   (Authorized Signer)


/s/ TIMOTHY M. WALSH       10/25/99
-----------------------------------
Silicon Valley Bank       (Date)
Account Officer's Signature